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                                                                      EXHIBIT 23





                       CONSENT OF INDEPENDENT ACCOUNTANTS



The Board of Directors
infoUSA, Inc.:


We consent to incorporation by reference in the registration statement (No. 333-37865 and 333-82933, No. 33-91194, No. 333-77417, No. 333-43391, and No.
33-59256) on Form S-8 of infoUSA, Inc. of our report dated May 25, 2001, relating to the financial statements and supplemental schedules of infoUSA, Inc. 401(k) Plan, which report appears in the December 31, 2000 annual report on Form 11-K of infoUSA, Inc.


                                        KPMG


June 28, 2001